SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 14(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2005

PACE MEDICAL, INC.

(Exact Name of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State if Other Jurisdiction of Incorporation)

0-16257	04-2867416
(Commission File Number)	(I.R.S. Employer Identification No.)

391 Totten Pond Road, Waltham, Massachusetts 02451	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-5656

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.         ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

On December 30, 2005, Pace Medical, Inc. (the “Company”) granted to the following executive officers and directors of the Company options (the “Options”) to acquire the number of shares of the Company’s Common Stock, $.01 par value (the “Common Stock”) set forth below opposite his respective name at an exercise price of $0.30 per share, representing the last trading price of the Common Stock on December 29, 2005:

Name:	Position:	No. of Shares:

Steven E. Hanson	Chief Executive Officer President; Director	200,000

Derrick Ebden	Director	75,000

George F. Harrington	Director	75,000

Ralph E. Hanson	Chairman of the Board, Treasurer, Director	125,000

The Options have a term of five (5) years and were exercisable in full on the date of grant.  The foregoing summary of the Options does not purport to be complete and is qualified in its entirety by reference to the form of stock option agreement which is attached hereto as Exhibit 10.1 and incorporated by reference into this report.

ITEM 3.02.         UNREGISTERED SALES OF EQUITY SECURITIES.

As described in Item 1.01 above, the Company entered into Stock Option Agreements with each of its directors and executive officers pursuant to which options to acquire an aggregate of 475,000 were granted by the Company, in each case at an exercise price of $0.30 per share.  Neither the Options nor the shares of the Common Stock issuable upon exercise thereof were registered under the Securities Act of 1933 (the “Act”).  The Company granted the Options in transactions exempt from the registration requirements of the Act by virtue of the exemption provided for in Section 4(2) of the Act.  Please see the discussion under Item 1.01 of this Current Report on Form 8-K for additional information regarding the transaction.

On December 30, 2005, the Company also granted options to other employees of the Company to acquire an aggregate of 150,000 shares of Common Stock, in each case at an exercise price of $0.30 per share, representing the last trading price of the Common Stock on December 29, 2005.  The options were all exercisable in full on the date of grant and have a term of 5 years.  The foregoing summary of the Options does not purport to be complete and is qualified in its entirety by reference to the form of stock option agreement which is attached hereto as Exhibit 10.1 and incorporated by reference into this report.  Neither the options nor the shares of the Common Stock issuable upon exercise thereof were registered under the Act. The Company issued the options in transactions exempt from the registration requirements of the Act by virtue of the exemption provided for in Section 4(2) of the Act.

ITEM 9.01.                          FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Form of Non-Qualified Stock Option Agreement dated as of December 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PACE MEDICAL, INC.
Dated: January 6, 2006

By:	/s/ Steven E. Hanson
Steven E. Hanson, Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Form of Non-Qualified Stock Option Agreement dated as of December 30, 2005